EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER OF
NATURE’S SUNSHINE PRODUCTS, INC.
PURSUANT TO 18 U.S.C. § 1350

In connection with the Annual Report on Form 10-K/A of Nature’s Sunshine Products, Inc. (the “Company”) for the year ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Douglas Faggioli, President and Chief Executive Officer of the Company, hereby certify that, pursuant to the 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.               the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.               the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Douglas Faggioli
Douglas Faggioli
President and Chief Executive Officer
May 21, 2009

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